January 18, 2022 2021 Fourth Quarter Earnings Presentation

1 Forward–Looking Statements Certain statements contained in this presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding FB Financial Corporation’s (the “Company”) business operations and statements related to the Company’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) the ongoing effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and the emergence of new variants, and its impact on general economic and financial market conditions and on the Company’s business and the Company’s customers' business, results of operations, asset quality and financial condition, (3) ongoing public response to the vaccines that were developed against the virus as well as the decisions of governmental agencies with respect to vaccines, including recommendations related to booster shots and requirements that seek to mandate that individuals receive or employers require that their employees receive the vaccine, (4) those vaccines' efficacy against the virus, including new variants, (5) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (6) the Company’s ability to effectively manage problem credits, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) difficulties and delays in integrating acquired businesses or fully realizing costs savings, revenue synergies and other benefits from future and prior acquisitions, (9) the Company’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the potential impact of the proposed phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (12) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (13) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward- looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in any of the Company’s subsequent filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income , adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted mortgage pre-tax net contribution, adjusted mortgage pre-tax pre-provision net contribution, adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables in this presentation provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

3 4Q 2021 and annual highlights Key highlights ◼ Excluding PPP loans, loans HFI grew 17.2% annualized in 4Q 2021, or $315 million. 2021 annual growth, excluding PPP loans, of 10.6%, or $730 million ◼ Noninterest bearing deposits increased by $130.6 million in 4Q 2021 (19.9% annualized) and by $466 million, or 20.5%, in FY 2021. Excluding mortgage-escrow deposits, noninterest bearing deposits increased by $193.7 million in 4Q 2021 (31.8% annualized) and by $486 million, or 22.9%, in FY 2021. ◼ Cost of total deposits decreased by 4 basis points from 3Q 2021, while contractual yield on loans HFI declined by 6 basis points ◼ ACL to loans HFI declined from 1.91% as of 3Q 2021 to 1.65% as of 4Q 2021 as outlooks for the local economy and Covid-impacted industries continue to improve ◼ Commercial Loans Held For Sale portfolio balances down to $79.3 million as of 4Q 2021 compared to $430 million at announcement of Franklin Financial Network transaction and $100.5 million as of 3Q 2021. Experienced gain on the portfolio of $9.9 million in 4Q 2021 and $11.2 million in FY 2021. ◼ Total mortgage contribution of $0.7 million in 4Q 2021 and $26.5 million for FY 2021 ◼ Grew tangible book value per share1 to $24.67, or a 15.5% CAGR since the IPO in September of 2016 Financial results 1 Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 4Q 2021 FY 2021 Diluted earnings per share Adjusted diluted earnings per share1 $1.02 $0.89 $3.97 $3.78 Net income ($mm) Adjusted net income1 ($mm) $48.8 $42.6 $190.3 $181.1 Return on average assets Adjusted return on average assets1 1.60% 1.40% 1.61% 1.53% Return on average equity Adjusted return on average equity1 13.7% 12.0% 14.0% 13.3% Return on average tangible common equity1 Adjusted return on average tangible common equity1 16.8% 14.7% 17.3% 16.5% Adjusted pre-tax, pre-provision earnings1 ($mm) $43.6 $191.6 Adjusted pre-tax, pre-provision return on average assets1 1.43% 1.62% Adjusted pre-tax, pre-provision return on average tangible common equity1 15.0% 17.4% Net interest margin Impact of accretion and nonaccrual interest (bps) 3.19% 0 3.19% 1 Tangible common equity / tangible assets1 9.5% 9.5%

4 68.1% 65.8% 65.4% 59.2% 65.8% 2017 2018 2019 2020 2021 4.46% 4.66% 4.34% 3.46% 3.19% 2017 2018 2019 2020 2021 Core earnings power ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. Adjusted return on average assets¹ 1.52% 1.69% 1.55% 1.68% 1.53% 2017 2018 2019 2020 2021 Drivers of profitability Net interest margin Noninterest income ($mm)Loans/deposits Core efficiency ratio1 $142 $131 $135 $302 $228 2017 2018 2019 2020 2021 101% 95% 95% 84% 77% 86% 88% 89% 75% 70% 15% 7% 6% 9% 7% 2017 2018 2019 2020 2021 Loans excluding HFS Loans HFS

5 Stable net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 4Q20 1Q21 2Q21 3Q21 4Q21 A v g . in te re s t e a rn in g a s s e ts ( $ m m ) Y ie ld s a n d C o s ts ( % ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.32% 3.19% 3.18% 3.20% 3.19% Impact of accretion and nonaccrual interest (bps) 4 3 1 2 0 Impact of excess liquidity2 (bps) (22) (33) (37) (28) (22) Deposit Cost: Cost of MMDA 0.57% 0.50% 0.38% 0.31% 0.27% Cost of customer time 1.04% 0.90% 0.63% 0.61% 0.53% Cost of interest-bearing 0.63% 0.53% 0.41% 0.34% 0.30% Total deposit cost 0.46% 0.41% 0.31% 0.26% 0.22% Loans HFI Yield: Contractual interest 4.39% 4.39% 4.31% 4.23% 4.17% Origination and other loan fee income 0.36% 0.38% 0.39% 0.35% 0.33% Nonaccrual interest 0.05% 0.04% 0.03% 0.02% 0.03% Accretion on purchased loans 0.02% 0.00% (0.01%) 0.01% (0.04%) Total loan (HFI) yield 4.81% 4.81% 4.72% 4.61% 4.49%

6 3Q21 Mortgage performance in 4Q 2021 Highlights ◼ Total mortgage pre-tax contribution1 of $0.7 million for the fourth quarter ◼ Rising rates are weighing on refinance volumes, which is expected to continue throughout 2022 ◼ The decline in refinance volumes has led to over capacity in the industry, putting pressure on margins ◼ Pipeline at the end of 4Q 2021 of $487 million, as compared to $738 million at the end of 3Q 2021 ◼ Mortgage banking income of $31.4 million in 4Q 2021 compared to $45.4 million in 3Q 2021 Mortgage banking income ($mm) 4Q20 3Q21 4Q21 Gain on Sale $84.0 $39.2 $37.5 Fair value changes ($16.9) $1.0 ($12.5) Servicing Revenue $6.4 $7.6 $7.7 Fair value MSR changes ($7.8) ($2.4) ($1.3) Total Income $65.7 $45.4 $31.4 ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 2 Defined as the fair value plus related derivatives for mandatory and best efforts divided by their pull-through weighted volume. Quarterly mortgage production Mark to Market Value and Gain on Sale Margin 4Q20 4Q21 IRLC volume: IRLC pipeline2: Refinance %: Purchase %: $2,187mm $2,012mm $1,484mm $1,192mm $738mm $487mm 76% 66% 57% 24% 34% 43% Consumer Direct Retail 3.42% 2.91% 2.42% 2.44% 1.96% 4.59% 3.68% 2.94% 2.55% 2.66% 4Q20 1Q21 2Q21 3Q21 4Q21 Mark to Market Value Gain on Sale Margin2

7 Managing expenses and investing to support growth Highlights ◼Consolidated 4Q 2021 core efficiency ratio¹ of 67.0% ◼Banking segment improvement reflects relatively flat expense base paired with growth in revenue. Continue to balance managing expenses in a zero-rate environment while making prudent investments in people and technology ◼Mortgage efficiency declined as rising rates impacted both volumes and margin ◼Change in segment definitions 1Q 2021 as mortgage retail footprint no longer included in the banking segment ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, historical segment efficiency ratios have been recast for consistency with these changes. Core efficiency ratio (tax-equivalent basis)¹ 54.0% 58.6% 58.6% 57.9% 57.5% 58.5% 63.0% 68.9% 64.7% 67.0% 65.2% 70.4% 97.9% 80.0% 97.8% 4Q20 1Q21 2Q21 3Q21 4Q21 Banking segment Consolidated Mortgage segment

8 Well-capitalized for future opportunities Tangible book value per share3 Simple capital structure Common Equity Tier 1 Capital 85% Trust Preferred 2% Subordinated Notes 7% Tier 2 ACL 6% Total regulatory capital: $1,4292 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 3Q16 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 4Q201 3Q211 4Q211,2 Shareholder’s equity/Assets 11.5% 11.9% 11.4% TCE/TA3 9.4% 9.9% 9.5% Common equity tier 1/Risk-weighted assets 11.7% 12.4% 12.3% Tier 1 capital/Risk-weighted assets 12.0% 12.7% 12.6% Total capital/Risk-weighted assets 15.0% 14.6% 14.4% Tier 1 capital /Average assets 10.0% 10.4% 10.5% C&D loans subject to 100% tier 1 capital plus ACL4 93% 91% 99% CRE loans subject to 300% tier 1 capital plus ACL4 228% 247% 254% Capital position 1 For regulatory capital purposes, the CECL impact over 2020 and 2021 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of 4Q20, 3Q21 and 4Q21, respectively, $52.1 million, $44.4 million and $40.9 million are being added back to CET 1 and Tier 1 Capital, and $58.0 million, $50.2 million and $46.8 million are being taken out of Tier 2 capital. 2 Total regulatory capital, FB Financial Corporation. 4Q21 calculation is preliminary and subject to change. 3 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 4 Tier 1 capital at FirstBank as defined in Call Report.

9 Noninterest- bearing checking 25% Interest-bearing checking 32% Money market 28% Savings 4% Time 11% 57% Checking accounts Valuable core deposit base ¹ Includes mortgage servicing-related deposits of $147.9 million, $170.9 million, $166.1 million, $190.6 million and $127.6 million for the quarters ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021, respectively. Total deposits ($mm) Cost of deposits Noninterest bearing deposits1 ($mm) Deposit composition $9,396 $10,219 $10,163 $10,044 $10,809 $62 $38 $41 $28 $27 $9,458 $10,257 $10,204 $10,072 $10,837 4Q20 1Q21 2Q21 3Q21 4Q21 Customer deposits Brokered and internet time deposits $2,274 $2,431 $2,485 $2,610 $2,740 4Q20 1Q21 2Q21 3Q21 4Q21 24.0% 23.7% 24.4% 25.9% 25.3% 0.46% 0.41% 0.31% 0.26% 0.22% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 4Q20 1Q21 2Q21 3Q21 4Q21 Noninterest bearing (%) Cost of total deposits (%)

10 Retail 19% Office 18% Hotel 17% Warehouse / Industrial 12% Land-Manufacture Home Community 5% Self Storage 4% Healthcare Facility 3% Other 22% 1-4 Family to be sold 39% Commercial Land 30% 1-4 Consumer Construction 9% Multifamily 5% Retail 4% Warehouse 3% Office 2% Other 8% 1-4 family 17% 1-4 family HELOC 5% Multifamily 4% C&D 17% CRE 23% C&I 30% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry 1 2 C&D exposure by type Balance Ex. PPP PPP C&I CRE-OO Total % of Total Loans Real Estate Rental and Leasing 256.6$ 160.5$ 417.1$ 18.6% 0.1 Finance and Insurance 246.9 11.3 258.2 11.5% 0.4 Retail Trade 117.4 127.2 244.6 10.9% 0.2 Manufacturing 148.9 59.0 207.9 9.3% 0.2 Health Care and Social Assistance 55.5 118.9 174.4 7.8% 0.2 Wholesale Trade 100.6 55.2 155.8 7.0% - Other Services (except Public Administration) 20.4 132.1 152.5 6.8% 0.0 Construction 73.4 48.1 121.5 5.4% 0.1 Accomodation and Food Services 22.5 88.0 110.5 5.0% 0.4 Transportation and Warehousing 78.8 18.5 97.3 4.3% 1.1 Professional, Scientific and Technical Services 34.2 24.4 58.6 2.6% 0.0 Arts, Entertainment and Recreation 22.7 33.5 56.2 2.5% - Information 19.8 14.7 34.5 1.6% 0.0 Other 88.9 60.2 149.1 6.7% 1.3 Total 1,286.6$ 951.6$ 2,238.2$ 100.0% 4.0$

11 0.91% 0.94% 0.83% 0.59% 0.62% 0.75% 0.77% 0.66% 0.50% 0.50% 4Q20 1Q21 2Q21 3Q21 4Q21 NPLs (HFI)/loans (HFI) NPAs/assets 2.48% 2.29% 2.03% 1.91% 1.65% 4Q20 1Q21 2Q21 3Q21 4Q21 0.58% 0.05% 0.02% 0.13% 0.12% 4Q20 1Q21 2Q21 3Q21 4Q21 Asset quality remains solid Nonperforming ratios Classified loans / loans HFI LLR/loans HFI (excluding PPP loans)2 Net charge-offs / average loans 1 Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement. 2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. 1.87% 2.22% 2.09% 1.80% 1.66% 4Q20 1Q21 2Q21 3Q21 4Q21 1

12 Allowance for credit losses overview ACL / Loans HFI by Category ◼ Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model with key economic data summarized below: 1Source: Moody’s “November 2021 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”. 2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 3 Commercial and Industrial includes Owner-Occupied CRE; excludes $4.0 million, $9.4 million and $212.6 million in PPP loans for December 31, 2021, September 30, 2021 and December 31, 2020, respectively. 32 2.48% 0.86% 2.76% 4.78% 4.08% 1.76% 2.58% 3.54% 1.91% 1.25% 2.15% 2.50% 3.70% 1.45% 1.47% 3.46% 1.65% 1.26% 1.49% 2.15% 2.14% 1.50% 1.54% 3.35% Gross Loans HFI (Ex. PPP) Commercial & Industrial Non-Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 4Q 2020 3Q 2021 4Q 2021 FQE, FYE 12/31, 1Q 2022 2Q 2022 2021 2022 2023 2024 2025 GDP (bcw$) 19,728.5$ 19,782.0$ 19,403.0$ 19,819.0$ 20,278.0$ 20,882.1$ 21,841.8$ Annualized % Change 1.4% 1.1% 5.5% 2.1% 2.3% 3.0% 2.9% Total Employment (millions) 146.4 147.1 145.7 147.8 150.6 151.9 153.4 Unemployment Rate 6.6% 6.1% 5.9% 5.6% 4.3% 4.5% 4.1% CRE Price Index 313.0 304.0 320.7 308.1 348.1 372.9 396.6 NCREIF Property Index: Rate of Return 1.3% 0.8% 1.8% 1.1% 2.2% 2.9% 2.9%

13 Appendix

14 GAAP reconciliation and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

15 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

16 GAAP reconciliation and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share*

17 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

18 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

19 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

20 GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis)

21 GAAP reconciliation and use of non-GAAP financial measures Adjusted mortgage contribution

22 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity and tangible book value per share

23 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity and adjusted pre-tax pre-provision return on average tangible common equity

24 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity and adjusted pre-tax pre-provision return on average tangible common equity

25 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity and adjusted pre-tax pre-provision return on average assets and equity

26 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity and adjusted pre-tax pre-provision return on average assets and equity

27 GAAP reconciliation and use of non-GAAP financial measures Adjusted Allowance for Credit Losses to Loans Held for Investment